UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

DUKE ENERGY CAROLINAS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction of Incorporation or Organization)	1-04928 (Commission File Number)	56-0205520 (IRS Employer Identification No.)

525 South Tryon Street

Charlotte, North Carolina 28202-1803

(Address of Principal Executive Offices, including Zip Code)

(800) 488-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On June 5, 2026, Duke Energy Carolinas, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated June 2, 2026 (the “Underwriting Agreement”), with CIBC World Markets Corp., J.P. Morgan Securities LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 4.65% Series due 2031, $1,000,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 5.15% Series due 2036 and $1,000,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 5.75% Series due 2056 (collectively, the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriters at discounts to their principal amounts. The Mortgage Bonds were issued under the First and Refunding Mortgage, dated as of December 1, 1927, as amended and supplemented from time to time, including by the One-Hundred and Thirteenth Supplemental Indenture, dated as of June 5, 2026 (the “One-Hundred and Thirteenth Supplemental Indenture”), relating to the Mortgage Bonds, each between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (as so amended and supplemented, the “Mortgage”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Mortgage, including the One-Hundred and Thirteenth Supplemental Indenture which together with the forms of global bonds evidencing the Mortgage Bonds, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3, as amended (No. 333-290475-05).

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit	Description

Exhibit 4.1	One-Hundred and Thirteenth Supplemental Indenture, dated as of June 5, 2026 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and forms of global bonds representing the First and Refunding Mortgage Bonds, 4.65% Series due 2031, First and Refunding Mortgage Bonds, 5.15% Series due 2036 and First and Refunding Mortgage Bonds, 5.75% Series due 2056

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated June 2, 2026, among the Company and CIBC World Markets Corp., J.P. Morgan Securities LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC
Date: June 5, 2026
	By:	/s/ Elizabeth Jones
		Name:	Elizabeth Jones
		Title:	Assistant Secretary

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